SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) November 27, 2000



             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)




  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code (847) 734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.


         On November 25, 2000, Registrant made available the Monthly Servicer and Settlement Certificates for the Due Period ended October 31, 2000, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)







Date   December 4, 2000                 By: /s/ R. D. Markle
                                                R. D. Markle
                                                Vice President and Controller

                                    FORM 8-K



                                  EXHIBIT INDEX


Exhibit
Number    Description



  20.1 Monthly Servicer and Settlement Certificate #63, Series 1995-1 dated November 25, 2000



  20.2 Monthly Servicer and Settlement Certificate #37, Series 1997-1 dated November 25, 2000


  20.3 Monthly Servicer and Settlement Certificate #29, Series 1998-1 dated November 25, 2000


  20.4 Monthly Servicer and Settlement Certificate #4, Series 2000-1 dated November 25, 2000

Exhibit 20.1
Page 1 of 6


                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #63

                            DEALER NOTE MASTER TRUST


                              CLASS A, DEALER NOTE
                            ASSET BACKED CERTIFICATES
                                  SERIES 1995-1


     Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 27, 2000, the Transfer Date of November 22, 2000 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2000 and the Distribution Period ended November 25, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1.     NFC is Servicer under the Agreement.

2.     The undersigned is a Servicing Officer

3.     Master Trust Information:

       3.1   The amount of the Advance, if any, for the Due           517,689.41
             Period

       3.2   The amount of NITC Finance Charges for the Due         3,934,930.20
             Period

       3.3   The average daily balance of Dealer Notes          1,054,016,269.32
             outstanding during the Due Period

       3.4   The total amount of Advance Reimbursements for                 0.00
             the Due Period

       3.5   The aggregate principal amount of Dealer Notes       305,442,626.60
             repaid during the Due Period.

       3.6   The aggregate principal amount of Dealer Notes       292,452,257.39
             purchased by the Master Trust during the Due
             Period.

       3.7   The amount of the Servicing Fee for the Due              873,079.51
             Period.

       3.8   The average daily Master Trust Seller's              164,670,460.94
             Interest during the Due Period.

Exhibit 20.1
Page 2 of 6


       3.9   The Master Trust Seller's Interest as of the         164,670,460.94
             Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       3.10  The aggregate amount of Collections for the          369,157,675.25
             Due Period.

       3.11  The aggregate amount of Finance Charge                 9,505,048.52
             Collections for the Due Period.

       3.12  The aggregate amount of Principal Collections        359,652,626.73
             for the Due Period.

       3.13  The amount of Dealer Note Losses for the Due                   0.00
             Period.

       3.14  The aggregate amount of Dealer Notes as of the     1,047,695,394.17
             last day of the Due Period.

       3.15  The aggregate amount of funds on deposit in           54,210,000.13
             the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in
             Article IV of the Supplement and Article IV of the Agreement.

       3.16  Eligible Investments in the Excess Funding
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment.                   0.00

             c.  The rate of interest applicable to each                   0.00%
                 such  Eligible Investment.

             d.  The rating of each such Eligible Investment                0.00

       3.17  The aggregate amount of Dealer Notes issued           12,488,453.52
             to finance OEM Vehicles, as of the end of the Due Period.

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due
             Period.

             i)       Southwest International Trucks Inc
             ii)      Southland International Trucks
             iii)     Longhorn International Trucks Ltd.
             iv)      Freund Equipment Inc.
             v)       Nalley Motor Trucks

       3.19  Aggregate amount of delinquent principal                      1.11%
             payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end of the Due Period.

Exhibit 20.1
Page 3 of 6


4.0    Series 1995-1 Information

       4.1   The Deficiency Amount as of the Transfer Date                  0.00
             (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2a  The Maximum Subordinated Amount as of the             31,000,000.00
             Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2b  The Available Subordinated Amount as of the           31,000,000.00
             Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement)

       4.3   The Projected Spread for the following                 2,500,000.00
             Distribution Period.

       4.4   The amount on deposit in the Spread Account as         2,500,000.00
             of the Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.5   The aggregate amount on deposit in the                         0.00
             Liquidity  Reserve  Account as of the
             Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement.

       4.6   The aggregate amount on deposit in the                         0.00
             Negative Carry Reserve Fund as of the Transfer
             Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.7   The Invested Amount as of the Distribution           200,000,000.00
             Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the Distribution Date).

       4.8   The amount of Series Allocable Dealer Notes                    0.00
             Losses for the Due Period.

       4.9   The amount of Series Allocable Finance Charge          2,087,308.65
             Collections for the Due Period.

       4.10  The amount of Series Allocable Principal              78,979,716.83
             Collections for the Due Period.

       4.11  The amount of Series Principal Account Losses                  0.00
             for the Due Period.

       4.12  The amount of Investor Dealer Note Losses for                  0.00
             the Due Period.

       4.13  The amount of Investor Finance Charge                  1,725,160.60
             Collections for the Due Period.

Exhibit 20.1
Page 4 of 6


       4.14  The amount of Investor Principal Collections          65,276,735.96
             for the Due Period.

       4.15  The amount of Available Certificateholder's            1,793,815.13
             Interest Collections for the Due Period.

       4.16  The amount of Series 1995-1 Shared Principal          65,276,735.96
             Collections for the Due Period.

       4.17  The aggregate amount of the Series 1995-1                      0.00
             Principal Shortfall, if any, for the Due
             Period.

       4.18  The Seller's Percentage for the Due Period.                  17.35%

       4.19  The Excess Seller's Percentage for the Due                    2.61%
             Period.

       4.20  The aggregate amount of Seller's Principal            13,702,980.87
             Collections for the Due Period.

       4.21  The amount of Available Seller's Finance                 370,288.56
             Charge Collections for the Due Period.

       4.22  The aggregate amount of Available Seller's            11,641,610.26
             Principal Collections for the Due Period.

       4.23  The aggregate amount of Excess Seller's                2,061,370.61
             Principal Collections for the Due Period

       4.24  The Controlled Amortization Amount, if                         0.00
             applicable, for the Due Period.

       4.25  The Minimum Series 1995-1 Master Trust                41,664,214.84
             Seller's Interest as of the Distribution Date
             (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.26  The Series 1995-1 Allocation Percentage for                  21.96%
             the Due Period.

       4.27  The Floating Allocation Percentage for the Due               82.65%
             Period.

       4.28  The Principal Allocation Percentage, if                       0.00%
             applicable, for the Due Period.

       4.29  The total amount to be distributed on the              1,426,900.91
             Series 1995-1 Certificates on the Distribution
             Date.

       4.30  The total amount, if any, to be distributed on                 0.00
             the Series 1995-1 Certificates on the
             Distribution Date allocable to the Invested
             Amount.

Exhibit 20.1
Page 5 of 6

       4.31  The total amount, if any, to be distributed            1,268,437.50
             on the Series 1995-1 Certificates on the Distribution Date allocable to interest on the Series 1995-1 Certificates.

       4.32  The Draw Amount as of the Transfer Date.                       0.00

       4.33  The amount of Investor Charge-Offs as of the                   0.00
             Transfer Date.

       4.34  The amount of reimbursement of Investor                        0.00
             Charge-Offs as of the Transfer Date.

       4.35  The amount of the Investor Servicing Fee to be           158,463.41
             paid on such Distribution Date.

       4.36  The aggregate amount of funds on deposit in                    0.00
             the Negative Carry Reserve Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and of the Agreement).

       4.37  The aggregate amount of funds on deposit in                    0.00
             the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and of the Agreement).

       4.38  The aggregate amount of funds on deposit in            2,500,000.00
             the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to
             Article IV of the Supplement and the
             Agreement).

       4.39  Eligible Investments in the Series Principal
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment:                     NA

             c.  The rate of interest  applicable to each               _______%
                 such Eligible Investment.

             d.  The rating of each such Eligible                             NA
                 Investment.

       4.40  Eligible Investments in the Liquidity Reserve
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment:                     NA

Exhibit 20.1
Page 6 of 6

             c.  The rate of interest applicable to each                _______%
                 such Eligible Investment.

             d.  The rating of each such Eligible                             NA
                 Investment.

       4.41  The amount of Excess Interest Collections for            366,914.22
             the Due Period.

       4.42  The amount of Investor Principal Collections          65,276,735.96
             treated as Shared Principal Collections for the Due Period.

       4.43  The amount of Excess Interest Collections for                  0.00
             the Due Period allocated to other Series.

       4.44  The amount of Investor Principal Collections                   0.00
             treated as Shared Principal Collections for the Due Period allocated to Other Series.

       4.45  The percentages and all other information                        NA
             calculated pursuant to Sections 6.01 and 7.01 of the Supplement.

       4.46  The amount of Remaining Available Seller's                     0.00
             Principal Collections for the Due Period.

       4.47  The amount of Series 1995-1 Shared Seller's           13,702,980.87
             Principal Collections for the Due Period.

       4.48  The aggregate amount of Shared Seller's                        0.00
             Principal Collections from Other Series for the Due Period.

       4.49  The amount of all Shared Seller's Principal                    0.00
             Collections allocated to Series 1995-1 for the Due Period.

       4.50  The aggregate amount of all Shared Seller's                    0.00
             Principal Collections allocated to Other
             Series for the Due Period.

       4.51  The aggregate amount of all Early Distribution                 0.00
             Amounts paid or deemed paid for the
             Distribution Period.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 13th day of October 2000.


                                   NAVISTAR FINANCIAL CORPORATION,
                                   As Servicer


                                   By:  R. Wayne Cain
                                   Vice President & Treasurer

Exhibit 20.2
Page 1 of 6

                  MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #37

                            DEALER NOTE MASTER TRUST


                              CLASS A, DEALER NOTE
                            ASSET BACKED CERTIFICATES
                                  SERIES 1997-1


Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 27, 2000, the Transfer Date of November 22, 2000 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2000 and the Distribution Period ended November 25, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1.     NFC is Servicer under the Agreement.

2.     The undersigned is a Servicing Officer

3.     Master Trust Information:

       3.1   The amount of the Advance, if any, for the Due           517,689.41
             Period

       3.2   The amount of NITC Finance Charges for the Due         3,934,930.20
             Period

       3.3   The average daily balance of Dealer Notes          1,054,016,269.32
             outstanding during the Due Period

       3.4   The total amount of Advance Reimbursements for                 0.00
             the Due Period

       3.5   The aggregate principal amount of Dealer Notes       305,442,626.60
             repaid during the Due Period.

       3.6   The aggregate principal amount of Dealer Notes       292,452,257.39
             purchased by the Master Trust during the Due
             Period.

       3.7   The amount of the Servicing Fee for the Due              873,079.51
             Period.

Exhibit 20.2
Page 2 of 6

       3.8   The average daily Master Trust Seller's              164,670,460.94
             Interest during the Due Period.

       3.9   The Master Trust Seller's Interest as of the         164,670,460.94
             Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       3.10  The aggregate amount of Collections for the          369,157,675.25
             Due Period.

       3.11  The aggregate amount of Finance Charge                 9,505,048.52
             Collections for the Due Period.

       3.12  The aggregate amount of Principal Collections        359,652,626.73
             for the Due Period.

       3.13  The amount of Dealer Note Losses for the Due                   0.00
             Period.

       3.14  The aggregate amount of Dealer Notes as of the     1,047,695,394.17
             last day of the Due Period.

       3.15  The aggregate amount of funds on deposit in           54,210,000.13
             the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in
             Article IV of the Supplement and Article IV of the Agreement.

       3.16  Eligible Investments in the Excess Funding
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment.                   0.00

             c.  The rate of  interest  applicable  to each                0.00%
                 such  Eligible Investment.

             d.  The rating of each such Eligible Investment                0.00

       3.17  The aggregate amount of Dealer Notes issued           12,488,453.52
             to finance OEM Vehicles, as of the end of the Due Period.

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due
             Period.

             i)       Southwest Intl Trks Inc
             ii)      Southland Intl Trks
             iii)     Longhorn Intl Trks Ltd
             iv)      Freund Equip Inc
             v)       Nalley Motor Trucks

Exhibit 20.2
Page 3 of 6

       3.19  Aggregate amount of delinquent principal                      1.11%
             payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end of the Due Period.


4.0    Series 1997-1 Information

       4.1    The Deficiency Amount as of the Transfer Date                 0.00
              (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2a   The Maximum Subordinated Amount as of the            31,000,000.00
              Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2b   The Available Subordinated Amount as of the          31,000,000.00
              Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement)

       4.3    The Projected Spread for the following                2,500,000.00
              Distribution Period.

       4.4    The amount on deposit in the Spread Account           2,500,000.00
              as of the Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.5    The aggregate amount on deposit in the                        0.00
              Liquidity Reserve Account as of the Transfer
              Date (after giving effect to the transactions set forth in Article IV of the Supplement.

       4.6    The Invested Amount as of the Distribution          200,000,000.00
              Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the Distribution
              Date).

       4.7    The amount of Series Allocable Dealer Notes                   0.00
              Losses for the Due Period.

       4.8    The amount of Series Allocable Finance Charge         2,046,436.95
              Collections for the Due Period.

       4.9    The amount of Series Allocable Principal             77,433,210.53
              Collections for the Due Period.

       4.10   The amount of Series Principal Account Losses                 0.00
              for the Due Period.

       4.11   The amount of Investor Dealer Note Losses for                 0.00
              the Due Period.

       4.12   The amount of Investor Finance Charge                 1,725,146.35
              Collections for the Due Period.

Exhibit 20.2
Page 4 of 6

       4.13   The amount of Investor Principal Collections         65,276,196.48
              for the Due Period.

       4.14   The amount of Available Certificateholder's           1,792,707.77
              Interest Collections for the Due Period.

       4.15   The amount of Series 1997-1 Shared Principal         65,276,196.48
              Collections for the Due Period.

       4.16   The aggregate amount of the Series 1997-1                     0.00
              Principal Shortfall, if any, for the Due
              Period.

       4.17   The Seller's Percentage for the Due Period.                 15.70%

       4.18   The Excess Seller's Percentage for the Due                   2.63%
              Period.

       4.19   The aggregate amount of Seller's Principal           12,157,014.05
              Collections for the Due Period.

       4.20   The amount of Available Seller's Finance                328,862.42
              Charge Collections for the Due Period.

       4.21   The aggregate amount of Available Seller's           10,120,520.62
              Principal Collections for the Due Period.

       4.22   The aggregate amount of Excess Seller's               2,063,493.44
              Principal Collections for the Due Period

       4.23   The Controlled Amortization Amount, if                        0.00
              applicable, for the Due Period.

       4.24   The Minimum Series 1997-1 Master Trust               37,000,000.00
              Seller's Interest as of the Distribution Date
              (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.25   The Series 1997-1 Allocation Percentage for                 21.53%
              the Due Period.

       4.26   The Floating Allocation Percentage for the                  84.30%
              Due Period.

       4.27   The Principal Allocation Percentage, if                      0.00%
              applicable, for the Due Period.

       4.28   The total amount, if any, to be distributed           1,399,399.60
              on the Series 1997-1 Certificates on the Distribution Date.

       4.29   The total amount, if any, to be distributed                   0.00
              on the Series 1997-1 Certificates on the Distribution Date allocable to the Invested
              Amount.

       4.30   The total amount, if any, to be distributed           1,240,937.50
              on the Series 1997-1 Certificates on the Distribution Date allocable to interest on the Series 1997-1 Certificates.

Exhibit 20.2
Page 5 of 6


       4.31   The Draw Amount as of the Transfer Date.                      0.00

       4.32   The amount of Investor Charge-Offs as of the                  0.00
              Transfer Date.

       4.33   The amount of reimbursement of Investor                       0.00
              Charge-Offs as of the Transfer Date.

       4.34   The amount of the Investor Servicing Fee to             158,462.10
              be paid on such Distribution Date.

       4.35   The aggregate amount of funds on deposit in                   0.00
              the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and of the Agreement).

       4.36   The aggregate amount of funds on deposit in           2,500,000.00
              the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to
              Article IV of the Supplement and the
              Agreement).

       4.37   Eligible Investments in the Series Principal
              Account:

              a.  The aggregate amount of funds invested in                 0.00
                  Eligible Investments.

              b.  Description of each Eligible Investment:                    NA

              c.  The rate of interest applicable to each               _______%
                  such Eligible Investment.

              d. The rating of each such Eligible                             NA
                 Investment.

       4.38   Eligible Investments in the Liquidity Reserve
              Account:

              a.  The aggregate amount of funds invested in                 0.00
                  Eligible Investments.

              b.  Description of each Eligible Investment:                    NA

              c.  The rate of interest applicable to each               _______%
                  such Eligible Investment.

              d. The rating of each such Eligible                             NA
                 Investment.

       4.39   The amount of Excess Interest Collections for           393,308.17
              the Due Period.

Exhibit 20.2
Page 6 of 6

       4.40   The amount of Investor Principal Collections         65,276,196.48
              treated as Shared Principal Collections for the Due Period.

       4.41   The amount of Excess Interest Collections for                 0.00
              the Due Period Allocated to other Series.

       4.42   The amount of Investor Principal Collections                  0.00
              treated as Shared Principal Collections for the Due Period allocated to Other Series.

       4.43   The percentages and all other information                       NA
              calculated pursuant to Sections 6.01 of the Supplement.

       4.44   The amount of Remaining Available Seller's                    0.00
              Principal Collections for the Due Period.

       4.45   The amount of Series 1997-1 Shared Seller's          12,157,014.05
              Principal Collections for the Due Period.

       4.46   The aggregate amount of Shared Seller's                       0.00
              Principal Collections from Other Series for the Due Period.

       4.47   The amount of all Shared Seller's Principal                   0.00
              Collections allocated to Series 1997-1 for the Due Period.

       4.48   The aggregate amount of all Shared Seller's                   0.00
              Principal Collections allocated to Other
              Series for the Due Period.

       4.49   The aggregate amount of all Early                               NA
              Distribution Amounts paid or deemed paid for the Distribution Period.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 13th day of October 2000.



                                   NAVISTAR FINANCIAL CORPORATION,
                                   As Servicer


                                   By:  R. Wayne Cain
                                   Vice President & Treasurer

Exhibit 20.3
Page 1 of 6

                  MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #29

                            DEALER NOTE MASTER TRUST


                              CLASS A, DEALER NOTE
                            ASSET BACKED CERTIFICATES
                                  SERIES 1998-1


Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 27, 2000, the Transfer Date of November 22, 2000, and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2000, and the Distribution Period ended November 25, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1.     NFC is Servicer under the Agreement.

2.     The undersigned is a Servicing Officer

3.     Master Trust Information:

       3.1   The amount of the Advance, if any, for the Due           517,689.41
             Period

       3.2   The amount of NITC Finance Charges for the Due         3,934,930.20
             Period

       3.3   The average daily balance of Dealer Notes          1,054,016,269.32
             outstanding during the Due Period

       3.4   The total amount of Advance Reimbursements for                 0.00
             the Due Period

       3.5   The aggregate principal amount of Dealer Notes       305,442,626.60
             repaid during the Due Period.

       3.6   The aggregate principal amount of Dealer Notes       292,452,257.39
             purchased by the Master Trust during the Due
             Period.

       3.7   The amount of the Servicing Fee for the Due              873,079.51
             Period.

Exhibit 20.3
Page 2 of 6

       3.8   The average daily Master Trust Seller's              164,670,460.94
             Interest during the Due Period.

       3.9   The Master Trust Seller's Interest as of the         164,670,460.94
             Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       3.10  The aggregate amount of Collections for the          369,157,675.25
             Due Period.

       3.11  The aggregate amount of Finance Charge                 9,505,048.52
             Collections for the Due Period.

       3.12  The aggregate amount of Principal Collections        359,652,626.73
             for the Due Period.

       3.13  The amount of Dealer Note Losses for the Due                   0.00
             Period.

       3.14  The aggregate amount of Dealer Notes as of the     1,047,695,394.17
             last day of the Due Period.

       3.15  The aggregate amount of funds on deposit in           54,210,000.13
             the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in
             Article IV of the Supplement and Article IV of the Agreement.

       3.16  Eligible Investments in the Excess Funding
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment.                   0.00

             c.  The rate of interest applicable to each                   0.00%
                 such Eligible Investment.

             d.  The rating of each such Eligible Investment                0.00

       3.17  The aggregate amount of Dealer Notes issued           12,488,453.52
             to finance OEM Vehicles, as of the end of the Due Period.

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due
             Period.

              i)      Southwest Intl Trks Inc
             ii)      Southland Intl Trks
             iii)     Longhorn Intl Trks Ltd
             iv)      Freund Equip Inc
             v)       Nalley Motor Trucks

Exhibit 20.3
Page 3 of 6


       3.19  Aggregate amount of delinquent principal                      1.11%
             payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end of the Due Period.


4.0    Series 1998-1 Information

       4.1   The Deficiency Amount as of the Transfer Date                  0.00
             (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2a  The Maximum Subordinated Amount as of the             31,000,000.00
             Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2b  The Available Subordinated Amount as of the           31,000,000.00
             Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement)

       4.3   The Projected Spread for the following                 2,500,000.00
             Distribution Period.

       4.4   The amount on deposit in the Spread Account as         2,500,000.00
             of the Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.5   The aggregate amount on deposit in the                         0.00
             Liquidity Reserve Account as of the
             Transfer Date (after giving effect to
             the transactions set forth in Article IV of the Supplement.

       4.6   The Invested Amount as of the Distribution           200,000,000.00
             Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the Distribution Date).

       4.7   The amount of Series Allocable Dealer Notes                    0.00
             Losses for the Due Period.

       4.8   The amount of Series Allocable Finance Charge          2,046,436.95
             Collections for the Due Period.

       4.9   The amount of Series Allocable Principal              77,433,210.53
             Collections for the Due Period.

       4.10  The amount of Series Principal Account Losses                  0.00
             for the Due Period.

       4.11  The amount of Investor Dealer Note Losses for                  0.00
             the Due Period.

       4.12  The amount of Investor Finance Charge                  1,725,146.35
             Collections for the Due Period.

Exhibit 20.3
Page 4 of 6


       4.13  The amount of Investor Principal Collections          65,276,196.48
             for the Due Period.

       4.14  The amount of Available Certificateholder's            1,792,707.77
             Interest Collections for the Due Period.

       4.15  The amount of Series 1998-1 Shared Principal          65,276,196.48
             Collections for the Due Period.

       4.16  The aggregate amount of the Series 1998-1                      0.00
             Principal Shortfall, if any, for the Due
             Period.

       4.17  The Seller's Percentage for the Due Period.                  15.70%

       4.18  The Excess Seller's Percentage for the Due                    2.63%
             Period.

       4.19  The aggregate amount of Seller's Principal            12,157,014.05
             Collections for the Due Period.

       4.20  The amount of Available Seller's Finance                 328,862.42
             Charge Collections for the Due Period.

       4.21  The aggregate amount of Available Seller's            10,120,520.62
             Principal Collections for the Due Period.

       4.22  The aggregate amount of Excess Seller's                2,036,493.44
             Principal Collections for the Due Period

       4.23  The Controlled Amortization Amount, if                         0.00
             applicable, for the Due Period.

       4.24  The Minimum Series 1998-1 Master Trust                37,000,000.00
             Seller's Interest as of the Distribution Date
             (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.25  The Series 1998-1 Allocation Percentage for                  21.53%
             the Due Period.

       4.26  The Floating Allocation Percentage for the Due               84.30%
             Period.

       4.27  The Principal Allocation Percentage, if                       0.00%
             applicable, for the Due Period.

       4.28  The total amount, if any, to be distributed on         1,401,232.93
             the Series 1998-1 Certificates on the
             Distribution Date.

       4.29  The total amount, if any, to be distributed on                 0.00
             the Series 1998-1 Certificates on the
             Distribution Date allocable to the Invested
             Amount.

       4.30  The total amount, if any, to be distributed            1,242,770.83
             on the Series 1998-1 Certificates on the Distribution Date allocable to interest on the Series 1998-1 Certificates.

Exhibit 20.3
Page 5 of 6


       4.31  The Draw Amount as of the Transfer Date.                       0.00

       4.32  The amount of Investor Charge-Offs as of the                   0.00
             Transfer Date.

       4.33  The amount of reimbursement of Investor                        0.00
             Charge-Offs as of the Transfer Date.

       4.34  The amount of the Investor Servicing Fee to be           158,462.10
             paid on such Distribution Date.

       4.35  The aggregate amount of funds on deposit in                    0.00
             the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and of the Agreement).

       4.36  The aggregate amount of funds on deposit in            2,500,000.00
             the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to
             Article IV of the Supplement and the
             Agreement).

       4.37  Eligible Investments in the Series Principal
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment:                     NA

             c.  The rate of interest applicable to each                _______%
                 such Eligible Investment.

             d.  The rating of each such Eligible                             NA
                 Investment.

       4.38  Eligible Investments in the Liquidity Reserve
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment:                     NA

             c.  The rate of interest applicable to each                _______%
                 such Eligible Investment.

             d.  The rating of each such Eligible                             NA
                 Investment.

       4.39  The amount of Excess Interest Collections for            391,474.84
             the Due Period.

Exhibit 20.3
Page 6 of 6


       4.40  The amount of Investor Principal Collections          65,276,196.48
             treated as Shared Principal Collections for the Due Period.

       4.41  The amount of Excess Interest Collections for                  0.00
             the Due Period Allocated to other Series.

       4.42  The amount of Investor Principal Collections                   0.00
             treated as Shared Principal Collections for the Due Period allocated to Other Series.

       4.43  The percentages and all other information                        NA
             calculated pursuant to Sections 6.01 of the Supplement.

       4.44  The amount of Remaining Available Seller's                     0.00
             Principal Collections for the Due Period.

       4.45  The amount of Series 1998-1 Shared Seller's           12,157,014.05
             Principal Collections for the Due Period.

       4.46  The aggregate amount of Shared Seller's                        0.00
             Principal Collections from Other Series for the Due Period.

       4.47  The amount of all Shared Seller's Principal                    0.00
             Collections allocated to Series 1998-1 for the Due Period.

       4.48  The aggregate amount of all Shared Seller's                    0.00
             Principal Collections allocated to Other
             Series for the Due Period.

       4.49  The aggregate amount of all Early Distribution                 0.00
             Amounts paid or deemed paid for the
             Distribution Period.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 13th day of October 2000.



                                   NAVISTAR FINANCIAL CORPORATION,
                                   As Servicer


                                   By:  R. Wayne Cain
                                   Vice President & Treasurer

Exhibit 20.4
Page 1 of 6

                  MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #4

                            DEALER NOTE MASTER TRUST

                                   DEALER NOTE
                            ASSET BACKED CERTIFICATES
                                  SERIES 2000-1


Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2000-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 27, 2000, the Transfer Date of November 22, 2000, and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2000 and the Distribution Period ended November 25, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1.     NFC is Servicer under the Agreement.

2.     The undersigned is a Servicing Officer

3.     Master Trust Information:

       3.1   The amount of the Advance, if any, for the Due           517,689.41
             Period

       3.2   The amount of NITC Finance Charges for the Due         3,934,930.20
             Period

       3.3   The average daily balance of Dealer Notes          1,054,016,269.32
             outstanding during the Due Period

       3.4   The total amount of Advance Reimbursements for                 0.00
             the Due Period

       3.5   The aggregate principal amount of Dealer Notes       305,442,626.60
             repaid during the Due Period.

       3.6   The aggregate principal amount of Dealer Notes       292,452,257.39
             purchased by the Master Trust during the Due
             Period.

       3.7   The amount of the Servicing Fee for the Due              873,079.51
             Period.

Exhibit 20.4
Page 2 of 6

       3.8   The average daily Master Trust Seller's              164,670,460.94
             Interest during the Due Period.

       3.9   The Master Trust Seller's Interest as of the         164,670,460.94
             Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       3.10  The aggregate amount of Collections for the          369,157,675.25
             Due Period.

       3.11  The aggregate amount of Finance Charge                 9,505,048.52
             Collections for the Due Period.

       3.12  The aggregate amount of Principal Collections        359,652,626.73
             for the Due Period.

       3.13  The amount of Dealer Note Losses for the Due                   0.00
             Period.

       3.14  The aggregate amount of Dealer Notes as of the     1,047,695,394.17
             last day of the Due Period.

       3.15  The aggregate amount of funds on deposit in           54,210,000.13
             the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in
             Article IV of the Supplement and Article IV of the Agreement.

       3.16  Eligible Investments in the Excess Funding
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment.                   0.00

             c.  The rate of interest applicable to each                   0.00%
                 such Eligible Investment.

             d.  The rating of each such Eligible Investment                0.00

       3.17  The aggregate amount of Dealer Notes issued           12,488,453.52
             to finance OEM Vehicles, as of the end of the Due Period.

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due
             Period.

             i)       Southwest Intl Trks Inc.
             ii)      Southland Intl Trks
             iii)     Longhorn Intl Trks Ltd
             iv)      Freund Equip Inc
             v)       Nalley Motor Trucks

Exhibit 20.4
Page 3 of 6


       3.19  Aggregate amount of delinquent principal                      1.11%
             payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end of the Due Period.


4.0    Series 2000-1 Information

       4.1   The Deficiency Amount as of the Transfer Date                  0.00
             (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2a  The Maximum Subordinated Amount as of the             19,080,000.00
             Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.2b  The Available Subordinated Amount as of the           19,080,000.00
             Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement)

       4.3   The Projected Spread for the following                 2,650,000.00
             Distribution Period.

       4.4   The amount on deposit in the Spread Account as         2,649,128.08
             of the Transfer Date (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.5   The aggregate amount on deposit in the                         0.00
             Liquidity Reserve Account as of the
             Transfer Date (after giving effect to
             the transactions set forth in Article IV of the Supplement.

       4.6   The Invested Amount as of the Distribution           212,000,000.00
             Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the Distribution Date).

       4.7   The amount of Series Allocable Dealer Notes                    0.00
             Losses for the Due Period.

       4.8   The amount of Series Allocable Finance Charge          2,046,436.95
             Collections for the Due Period.

       4.9   The amount of Series Allocable Principal              77,433,210.53
             Collections for the Due Period.

       4.10  The amount of Series Principal Account Losses                  0.00
             for the Due Period.

       4.11  The amount of Investor Dealer Note Losses for                  0.00
             the Due Period.

       4.12  The amount of Investor Finance Charge                  1,828,696.06
             Collections for the Due Period.

Exhibit 20.4
Page 4 of 6


       4.13  The amount of Investor Principal Collections          69,194,316.93
             for the Due Period.

       4.14  The amount of Available Certificateholder's            1,897,027.23
             Interest Collections for the Due Period.

       4.15  The amount of Series 2000-1 Shared Principal          69,194,316.93
             Collections for the Due Period.

       4.16  The aggregate amount of the Series 2000-1                      0.00
             Principal Shortfall, if any, for the Due
             Period.

       4.17  The Seller's Percentage for the Due Period.                  10.64%

       4.18  The Excess Seller's Percentage for the Due                    2.60%
             Period.

       4.19  The aggregate amount of Seller's Principal             8,238,893.60
             Collections for the Due Period.

       4.20  The amount of Available Seller's Finance                 225,926.64
             Charge Collections for the Due Period.

       4.21  The aggregate amount of Available Seller's             6,225,630.13
             Principal Collections for the Due Period.

       4.22  The aggregate amount of Excess Seller's                2,013,263.47
             Principal Collections for the Due Period

       4.23  The Controlled Amortization Amount, if                         0.00
             applicable, for the Due Period.

       4.24  The Minimum Series 2000-1 Master Trust                25,440,000.00
             Seller's Interest as of the Distribution Date
             (after giving effect to the transactions set forth in Article IV of the Supplement).

       4.25  The Series 2000-1 Allocation Percentage for                  21.53%
             the Due Period.

       4.26  The Floating Allocation Percentage for the Due               89.36%
             Period.

       4.27  The Principal Allocation Percentage, if                       0.00%
             applicable, for the Due Period.

       4.28  The total amount, if any, to be distributed on         1,506,100.66
             the Series 2000-1 Certificates on the
             Distribution Date.

       4.29  The total amount, if any, to be distributed on                 0.00
             the Series 2000-1 Certificates on the
             Distribution Date allocable to the Invested
             Amount.

       4.30  The total amount, if any, to be distributed            1,338,127.08
             on the Series 2000-1 Certificates on the Distribution Date allocable to interest on the Series 2000-1 Certificates.

Exhibit 20.4
Page 5 of 6


       4.31  The Draw Amount as of the Transfer Date.                       0.00

       4.32  The amount of Investor Charge-Offs as of the                   0.00
             Transfer Date.

       4.33  The amount of reimbursement of Investor                        0.00
             Charge-Offs as of the Transfer Date.

       4.34  The amount of the Investor Servicing Fee to be           167,973.58
             paid on such Distribution Date.

       4.35  The aggregate amount of funds on deposit in                    0.00
             the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and of the Agreement).

       4.36  The aggregate amount of funds on deposit in            2,649,128.08
             the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to
             Article IV of the Supplement and the
             Agreement).

       4.37  Eligible Investments in the Series Principal
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment:                     NA

             c.  The rate of interest applicable to each                _______%
                 such Eligible Investment.

             d.  The rating of each such Eligible                             NA
                 Investment.

       4.38  Eligible Investments in the Liquidity Reserve
             Account:

             a.  The aggregate amount of funds invested in                  0.00
                 Eligible Investments.

             b.  Description of each Eligible Investment:                     NA

             c.  The rate of interest applicable to each                _______%
                 such Eligible Investment.

             d.  The rating of each such Eligible                             NA
                 Investment.

       4.39  The amount of Excess Interest Collections for            390,926.57
             the Due Period.

Exhibit 20.4
Page 6 of 6


       4.40  The amount of Investor Principal Collections          69,194,316.93
             treated as Shared Principal Collections for the Due Period.

       4.41  The amount of Excess Interest Collections for                  0.00
             the Due Period Allocated to other Series.

       4.42  The amount of Investor Principal Collections                   0.00
             treated as Shared Principal Collections for the Due Period allocated to Other Series.

       4.43  The percentages and all other information                        NA
             calculated pursuant to Sections 6.01 of the Supplement.

       4.44  The amount of Remaining Available Seller's                     0.00
             Principal Collections for the Due Period.

       4.45  The amount of Series 2000-1 Shared Seller's            8,238,893.60
             Principal Collections for the Due Period.

       4.46  The aggregate amount of Shared Seller's                        0.00
             Principal Collections from Other Series for the Due Period.

       4.47  The amount of all Shared Seller's Principal                    0.00
             Collections allocated to Series 2000-1 for the Due Period.

       4.48  The aggregate amount of all Shared Seller's                    0.00
             Principal Collections allocated to Other
             Series for the Due Period.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 13th day of October 2000.


                                   NAVISTAR FINANCIAL CORPORATION,
                                   As Servicer


                                   By:  R. Wayne Cain
                                   Vice President & Treasurer